UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): December 15, 2005


                             LIBERATE TECHNOLOGIES
            (Exact name of registrant as specified in its charter)


         Delaware                           000-26565                             94-3245315
----------------------------  ---------------------------------------    -----------------------------
      (State or other                      (Commission                          (IRS Employer
       jurisdiction                        File Number)                      Identification No.)
     of incorporation)

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

                  310 University Avenue, Suite 210                                  94301
                       Palo Alto, California
---------------------------------------------------------------------    -----------------------------
              (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (650) 330-8960

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Other Events

Item 8.01 Other Events

On December 15, 2005, Liberate Technologies ("Liberate") announced that stockholders have approved its proposed reverse/forward stock split.

A copy of the press release is attached hereto as Exhibit No. 99.1 and is incorporated herein by reference.